UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 27, 2003

                         WATERFORD GAMING FINANCE CORP.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware              333-17795-01          06-1485836
         ------------------      ----------------     ----------------
         (State or other         (Commission File     (I.R.S. Employer
          jurisdiction of            Number)           Identification
          incorporation or                             Number)
          organization)

                   914 Hartford Turnpike
                       P.O. Box 715
                       Waterford, CT                       06385
          ---------------------------------------       -----------
          (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code: (860)442-4559


Item 5.


     On March 27, 2003, the Mohegan Tribal Gaming Authority (the "Authority") filed a copy of an Amended and Restated Loan Agreement (the "Loan Agreement") on Form 8-K, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655. On March 25, 2003, the Authority entered into a Loan Agreement for up to $391 million from a syndicate of 12 institutions and commercial banks with Bank of America, N.A. serving as Administrative Agent. The Loan Agreement replaces the Authority's existing $300 million senior secured credit facility and is comprised of a revolving loan of up to $291 million and a $100 million term loan, both of which mature on March 31, 2008.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 WATERFORD GAMING FINANCE CORP.





Date: March 31, 2003                   By:/s/Len Wolman
                                       Len Wolman, Chief Executive Officer